TRANSITION SERVICES AGREEMENT

     This Transition Services Agreement ("Agreement") is made and entered into this ___ day of _________, 2004, by and among AUDIOVOX CORPORATION,
("Audiovox"), UTSTARCOM, INC. ("UTStarcom") and UTSTARCOM CANADA COMPANY ("UTStarcom Canada" and, together with UTStarcom, "UTSI").

RECITALS:

     (a) Audiovox and UTSI, among other parties, have entered into that certain Asset Purchase Agreement dated ______________, 2004 (the "Purchase Agreement") pursuant to which UTSI will purchase the Business (as defined in the Purchase Agreement) and associated assets of Audiovox Communications Corp., Quintex Mobile Communications Corporation and Audiovox Communications Canada Co. (collectively, the "Seller") from the Seller.

     (b) Audiovox has heretofore provided certain administrative, information technology, display and corporate services to the Seller.

     (c) As a condition to its agreement to enter into the Purchase Agreement, UTSI and Audiovox have agreed that for a limited period of time following the Closing (as defined in the Purchase Agreement), Audiovox continue to provide the services set forth on Schedule "A" (the "Services") to UTSI in a manner consistent with the manner in which such Services have heretofore been provided by Audiovox to the Company.

     (d) Audiovox is willing to enter into this Agreement and to provide the Services to UTSI upon the terms and conditions hereinafter set forth.

AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated with and made a part of this Agreement, and in further consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

     1. Services and Term. Audiovox agrees to provide the Services set forth on Schedule "A" of this Agreement during the initial term commencing on the date of the Closing and ending on the six month anniversary of the date of the Closing (the "Initial Term"). The Initial Term shall be automatically extended for successive one-month periods (not to exceed six additional months) (the "Further Term" and, together with the Initial Term, the "Term"); provided, however, that notwithstanding any other provision of this Agreement, UTSI may terminate any or all Services, either in whole or in part, under this Agreement upon

                                 Exhibit 99.2
          fifteen (15) business days' written notice. Audiovox may terminate the Services hereunder effective upon not less than thirty (30) days after the receipt of written notice of default from Audiovox to UTSI if UTSI has failed to pay any amounts owing to Audiovox under Section 2 hereof or if UTSI has failed to pay any amounts finally determined to be owing to Audiovox under any other agreement between UTSI and Audiovox. In the event that there is a dispute in any such amounts owing, the parties shall negotiate in good faith to resolve such dispute as soon as possible. Upon the termination of any Service pursuant to this
          Section 1, Audiovox will have no further obligation to provide the terminated Service (or any Service, in the case of termination of this Agreement) and UTSI will remain liable to Audiovox for any amounts owed to Audiovox under this Agreement prior to the effective date of such termination; provided, however, that the monthly or weekly service fee for such terminated Service (or any Service, in the case of termination of this Agreement) set forth in Schedule B shall be prorated. The provisions of Sections 4, 5 and 6 of this Agreement shall not be terminated or affected by the termination of any Service or this Agreement.

     2. Consideration. As consideration for the performance of the Services hereunder, UTSI shall pay Audiovox the amounts set forth on Schedule "B". Payments for the Services will be made thirty (30) days from receipt of invoice. In addition, UTSI shall pay all sales, use or similar taxes payable with respect to the performance of the Services.

     3. Cooperation. Audiovox and UTSI will cooperate with each other in good faith in the request for, and the provision of, the Services hereunder so as to minimize the disruption to, or additional record keeping required by, Audiovox. Subject to applicable Law (as defined in the Purchase Agreement), each party hereto covenants and agrees to provide the other party with all information regarding itself and transactions under this Agreement that the other party reasonably believes are required to perform its obligations under this Agreement and to comply with all applicable Law.

     4. Standard of Services Provided. The parties hereby acknowledge that the intent of this Agreement is to enable UTSI to receive the Services on an interim basis in order to (i) permit UTSI to continue the uninterrupted operation of the Business, (ii) permit Audiovox to continue the uninterrupted operation of Audiovox's other businesses and operations, (iii) assist in an orderly transfer of the Business from the Seller to UTSI, and (iv) permit UTSI the opportunity to obtain alternate sources of supply of such services within a reasonable time after the date hereof. Audiovox shall provide, or cause to be provided, the Services pursuant to this Agreement with reasonable skill and care consistent with industry standards. Notwithstanding the immediately preceding sentence, the standard of care for the provision of the Services shall be no less than the level of care, skill and quality as are currently being provided to and by the Business and have been provided in the preceding twelve (12) months (the "Service Level"). During the Term, UTSI and Audiovox shall conduct formal monthly reviews to ensure that the Services are being provided in accordance with the Service Level and, to the extent that the Service Level is not being met for a particular Service, the parties shall negotiate in good faith the amount that the fees (as set forth in Schedule B) payable in respect of such Service shall be adjusted downward. During the Term, to the extent permitted by contract or applicable Law, Audiovox shall assist UTSI in the transfer of responsibility for, and the knowledge relating to, the Services to UTSI (including, without limitation, providing UTSI with all necessary documentation and descriptions of the current process, procedures and data definition that are required to perform daily operations using the existing Audiovox system environment (including, without limitation, JDEdwards, Cell Track, and any other application systems)), and UTSI shall use all reasonable commercial efforts to assume the responsibility for the Services as promptly as practicable. The parties expressly agree that no warranty shall be implied under this Agreement, whether warranties of utility or fitness for any particular purpose or of merchantability or of any other type and no warranties of any sort are made herein.

     5.   Indemnity.

     5.1 Indemnity by UTSI. During the course of, and upon and after termination of this Agreement for any reason whatsoever, UTSI hereby agrees to indemnify and hold Audiovox harmless from and against any loss, liability, damage or expense whatsoever (including court costs and reasonable attorneys' fees) incident to any claim, action or proceeding against Audiovox or any director, officer, employee, subsidiary, or affiliates thereof which arise out of or relate to the performance of the Services, except acts of gross negligence, willful misconduct or bad faith of, or the violation of any Law by, any such persons, or willful breach of any of Audiovox's obligations under this Agreement.

     5.2 Indemnity by Audiovox. During the course of, and upon and after termination of this Agreement for any reason whatsoever, Audiovox hereby agrees to indemnify and hold UTSI harmless from and against any loss, liability, damage or expense whatsoever (including court costs and reasonable attorneys' fees) incident to any claim, action or proceeding against UTSI or any director, officer, employee, subsidiary, or affiliates thereof which arise out of or relate to the performance of the Services, and which constitute acts of gross negligence, willful misconduct or bad faith of, or the violation of any Law by, Audiovox or any of its directors, officers, employees, subsidiaries, or affiliates, or willful breach of any of Audiovox's obligations under this Agreement.

     6.   Miscellaneous.

     6.1 Non-Assignability. Neither party shall assign its rights or delegate its duties under this Agreement without the prior written consent of the other party. Any attempted assignment or designation in contravention of this provision shall be void. Subject to the foregoing, this Agreement shall be binding on, and insure to the benefit of, the parties and their respective affiliates, successors and assigns.

     6.2 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, irrespective of the choice of laws principles of the State of New York.

     6.3 Third Party Beneficiaries; Compliance with Law. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement are for the benefit of the parties hereto and not for any other person. This Agreement shall not provide any third person with any remedy, claim, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement. The parties agree that the Services shall be provided in accordance with the Seller's past practices and only with respect to the Business as it was operated immediately prior to the Closing or as mutually agreed by the parties. UTSI represents and agrees that it will use the Services only in accordance with all applicable Law. Audiovox reserves the right to take all actions, including termination of any particular Service, that Audiovox reasonably believes to be necessary to assure compliance with applicable Law and such actions will not constitute a breach of this Agreement. Audiovox will notify UTSI promptly of any decision to terminate such Services and the reasons for any such termination of such Services.

     6.4 No Partnership. Nothing contained in this Agreement shall be deemed or construed to create a partnership or a joint venture between the parties hereto or to cause Audiovox to be responsible in any way for the debts or obligations of UTSI or any other party. The parties acknowledge that Audiovox shall be an independent contractor in the performance of the Services and shall maintain control over its employees, its subcontractors and their employees and comply with all withholding of income at source requirements, whether federal, state, local or foreign. Furthermore, Audiovox shall not subcontract any of the Services unless UTSI has pre-screened and pre-qualified such subcontractor, which pre-screening and pre-qualification shall not be unreasonably withheld.

     6.5. Notices. All notices or other communications under this Agreement (other than day-to-day communications between the parties by authorized persons concerning the provision and performance of the Services) shall be in writing and shall be deemed to be duly given when delivered or mailed in accordance with Section 10.01 of the Purchase Agreement.

     6.6 Severability and Invalidity. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any of the provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     6.7 Force Majeure. Audiovox shall not be deemed in default of this Agreement to the extent that any delay or failure in the performance of its obligation under Agreement results from any cause beyond its reasonable control, such as power failures, computer equipment or system failures, acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, or unusually severe weather conditions or labor problems.

     6.8 Captions. The paragraph headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning of interpretation of this Agreement.

     6.9 Authority. Each party represents and warrants that the officer executing this Agreement on its behalf is duly authorized to so execute this Agreement, and this Agreement, when executed and delivered by such party, shall constitute the valid and binding agreement of such party, enforceable in accordance with its terms.

     6.10 Amendments. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by either party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment, supplement or modification.

     6.11 Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, writings, communications, negotiations, discussions and undertakings between the parties pertaining to the subject matter hereof.

     6.12 Omitted

     6.13 Counterparts.   This   Agreement  may  be  executed  in  one  or  more
          counterparts, each of which is to be deemed an original, and all of which constitute, collectively, one agreement.

     6.14 Arbitration. All disputes arising out of this Agreement shall be subject to the arbitration provisions of the Purchase Agreement.

     6.15 Confidentiality. Each of Audiovox and UTSI hereby acknowledges that each party's confidential information (the "Information") may be exposed to the other party's employees, subsidiaries, affiliates and agents as a result of the activities contemplated by this Agreement. Each party agrees that such party's obligation to keep confidential the other parties' Information shall be governed by Section 5.03 of the Purchase Agreement.

     6.16 Specific Performance. The parties acknowledge and agree that remedies at law would be an inadequate remedy for the breach of any agreement contained herein and that in addition thereto, the parties shall be entitled to specific performance of the terms hereof or other equitable remedies in the event of any such breach.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


AUDIOVOX CORPORATION



By: ________________________________



UTSTARCOM, INC.



By: ________________________________



UTSTARCOM CANADA COMPANY



By: ________________________________

                                   SCHEDULE A

1.       IT Services (as defined in Section 1.1 of Schedule B)
2.       Data Telecommunications Services
3.       EDI Services
4.       Internet Services
5.       Project Services

                                   SCHEDULE B


1.   IT Services

     1.1  IT Services shall comprise of the following services:

     (a) System Administration: Provide operational support which includes all required tasks performed to ensure uptime, reasonable performance and functionality of hardware systems, which support the daily business operations of the Business.

     (b) Network Administration: Provide operational support which includes all required tasks performed to ensure uptime, reasonable performance of the LAN and WAN operations as well as the functionality of network equipment, as required by the daily business operations of the Business.

     (c) Database Administration: Provide operational support which includes all required tasks performed to ensure uptime, reasonable performance and functionality of the various database systems that house the corporate data of the Business for support of the daily business operations of the Business.

     (d) Applications Management: Provide operational support which includes all required tasks performed to ensure uptime, reasonable performance and functionality of the various business systems that support all the business processes and operations for the Business. The business systems include, without limitation: JDEdwards, EDI, ACC Website, CellTrack, etc.

     (e) Email Support: Provide operational support which includes all required tasks performed to ensure uptime, reasonable performance and functionality of the email systems and associated communication that support all the Business' email usage.

     (f) Helpdesk & Desktop Support: Provide first line troubleshooting and support which includes all required tasks performed for all office automation systems (hardware and software) as well as provide the necessary first line fielding of any other IT Services related inquiries.

     (g) Voice Communications Support: Interface with external service providers to provide troubleshooting and support which includes all required tasks performed for all telecommunications equipment for all the voice usage.

     (h) Knowledge Transfer/On-the-job Training and Data Migration

          o Provide documentation and walk through of business procedures to familiarize the business operations of ACC

          o Provide data definition documentation of current data usage of the systems
          o Provide data migration service to UTSI in the effort to migrate current business systems onto the UTSI's standard platform. Audiovox's responsibilities will include only the scope of the current business systems and associated infrastructure. Examples of such tasks may include data extract from current systems and the associated documentation of data mapping, business flows and applications setups, business and code logic, etc.

     (i) Period End Processing Support:

          o Troubleshoot any application functionality which may be required for Period End processing
          o Support account reconciliation process, include interfacing with external entities such as banks, logistics firms, etc. o Support subledger close process
          o    Support Consolidation process
          o Perform data fixes to help in the above reconciliation and consolidation processes
          o    Provide support in financial audits
          o Support all business operations set forth in Section 1.1(j) of this Schedule B

     (j) Support all business operations by performing all required tasks that encompass support of business flows as follows:

          o    Order to Cash (a.k.a. Quote to Collect)
          o    Procure to Pay
          o    Accounting to Reporting
          o    Call to Resolution (a.k.a. Services and Call Center Operations)
          o    Service Logistics (a.k.a. Depot Repair, RMA processing, etc.)
          o Retail Stores operations and associated synchronization with central processing
          o    Warehouse Management
          o    Demand to Build
          o    Forecast and Planning
          o    Commissions & Sales compensation
          o Business to Business or Business to Consumer interaction in the form of system transactions

     (k) Provide support to the SOX 404 compliance initiative which includes attendance of all required meetings, provide all required documentation and participate in internal controls walk-throughs.

     1.2 The IT Services shall be performed on software and hardware systems including, without limitation: Peoplesoft/JDEdwards, IBM Websphere, IBM

     Lotus Notes, Microsoft software, EDI, Novell, NT, IBM I-Series and any other services required to provide full operation to support the normal business functions of the Business.

     1.3 The weekly charges for IT Services shall be as follows:
         Option 1:         24 x 5 Operations Support:         $9,750 per week
         Option 2:         24 x 7 Operations Support:         $11,430 per week

     The fees for IT Services shall be billed on a monthly basis based on the weekly rate, and will be pro-rated based on per actual week service usage (number of business days in a calendar month).

     Option 1 (24 x 5 Operations Support) shall be in effect upon the signing of this Agreement; provided, however, that, at any time during the Term, UTSI may change the weekly charge option set forth in this Section 1.3 by written notice to Audiovox and, upon receipt by Audiovox of such notification, the fees shall be adjusted accordingly on a pro-rata basis.

     In the case of termination by UTSI of any IT Service under this Agreement, the parties shall negotiate in good faith the amount that the weekly charges payable in respect of the IT Services shall be adjusted downward to take account of such termination. Notwithstanding the immediately preceding sentence, the weekly charges for IT Services shall automatically be adjusted downward upon termination by UTSI of the following IT Services as follows:

        --------------------------------------------------- --------------------

           Terminated IT Service                          Decrease in Charges
                                                              ($ per week)
        ------------------------------------------------------------------------

        Lotus Notes                                               1,000
        ------------------------------------------------------------------------

        Cell Track                                                1,500
        ------------------------------------------------------------------------

        Web Services                                               375
        ------------------------------------------------------------------------

        ERP System                                                5,000
        ------------------------------------------------------------------------

        Desk Top Support                                          2,125
        ------------------------------------------------------------------------


2.   Data Telecommunications Services

     Frame  Relay  Remote  and Host  Locations  and Dial Up  Networking  for the
     Business: The monthly charges shall be based on actual usage, but not to exceed $8,500 per month.

3.   EDI Services

     Based on actual usage, includes volume discount,     Annually      Monthly
                                                          --------      -------
     but not to exceed:                                   $  84,000.    $ 7,000.


4.   Internet Services

     The monthly charge shall be $1,500 per month.


5.   Project Services

     For any services other than services covered in Sections 1 to 4 (inclusive) of this Schedule B, such services shall be charged on a project basis and the labor effort shall be negotiated per project; provided, however, that the hourly rate for labor shall be as follows:

     Labor Rates ($ per hour):

     A.   Programming  Services:

          o    Programmers          $50
          o    Senior Programmers   $60
          o    Managers             $65

     B.   Network Services:

          o    Analyst              $50
          o    System Analyst       $60
          o    Manager              $65

     C.   Operations Services:

          o    Desktop Support      $35
          o    Operations Support   $35